CLEARPOINT®
NEURO

WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY.™

Nasdaq: CLPT

November 2021

FORWARD LOOKING STATEMENTS

Statements herein concerning the Company's plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the impact of COVID-19 and the measures adopted to contain its spread; future revenues from sales of the Company's ClearPoint Neuro Navigation System products; the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation System products; and risks inherent in the research and development of new products. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2021, both of which have been filed with the Securities and Exchange Commission, and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2021, which the Company intends to file with the Securities and Exchange Commission on or before November 15, 2021.

Our Company

ClearPoint Neuro: Two Opportunities, One Platform



CLEARPOINT NEURO

Leveraging a Common Navigation Engine, Installed Base and Clinical Support Channel



A Biologics & Drug Delivery Company with a Broad Portfolio of Pharma Partners and Indications with Potentially Explosive Growth

- 2020 Growth of 109% during COVID
- $1B+ Potential Market, first indication expected in 2022

A Neuro Navigation Platform Company with an Innovative and Expanding Portfolio Supported by an Established On-Site Clinical Channel

- 5+ New Products Expected in next 2 Years
- $1B+ Potential Market, first BCI indication expected in 2022

Our Company

ClearPoint Neuro: A Proven Platform

Key Products: FDA CE Marked Platforms

HEADQUARTERS
Solana Beach, CA

MANUFACTURING
Irvine, CA

EUROPEAN HEADQUARTERS
Manchester, UK

2020 REVENUE
$12.8m

CASH
$ 57.7m[A]

U.S. PATENTS ISSUED
65

GROSS MARGIN
68%[A]

EMPLOYEES
70+
30+ field
40+ production & development



85%
Disposables and Services

Razor / Razorblade model with 85+ % of revenue from single-use disposables and services



15%
Capital Equipment

(A) As of, and for the quarter ended, September 30, 2021

CLEARPOINT NEURO

Limitations of Traditional Stereotactic Neurosurgery

Lack of Real-Time Image Guidance

PRIMARY CHALLENGE

For minimally invasive procedures to be successful, the surgeon needs imaging to see into the head

MRI is the best imaging tool for the brain

Large, metallic frames are not MRI compatible







Big Iron companies like Siemens and Philips are innovating to make interoperative MRI scanners more accessible


PHILIPS

Video source: https://www.youtube.com/watch?v=PsL9B7ftbG4

Our Platform – Procedure Overview

The ClearPoint® Neuro Navigation System







Leverage live MR Imaging to **Decide, Guide, Treat and Confirm** with sub-millimetric accuracy.

Our Platform

SmartFrame® XG


TOWARD HEAD



SmartFrame XG Trajectory Tower
with ClearPoint 2.0 Software

SmartFrame Array™





SmartFrame Array Tower*
with "virtual array" Software and next generation robotic system with increased automation and enabling software

*The SmartFrame Array Tower, Software and Robotic System are currently under development.

Our Platform

The ClearPoint 'Maestro' Brain Model* Licensed and Jointly Developed with Philips

1. Shape Constrained, triangular mesh model enables point-based correspondence across multiple subjects
2. Fast and capable of peri-procedural imaging without CPU acceleration
3. This model is the basis for future navigation tools across Biologics & Drug Delivery, DBS Navigation, Laser Ablation and more.




CLEARPOINT
NEURO

*The ClearPoint Maestro™ Brain Model is currently under development.

Our MRI-guided therapy platform is currently being used to...

CLPT PLATFORM RUNS ON ALL MAJOR SCANNERS

- SIEMENS
- GE
- PHILIPS
- IMRIS

DELIVER BIOLOGICS AND DRUGS

- PTC THERAPEUTICS
- SIO GENE THERAPIES
- BlueRock Therapeutics
- LYSOGENE
- uniQure
- charles river

...with ~40 total commercial and academic partners

IMPLANT NEURO STIMULATION LEADS

- Medtronic
- Abbott
- Boston Scientific
- NEUROPACE

PLACE LASER ABLATION PROBES

- Medtronic VISUALASE
- MONTERIS MEDICAL

CLEARPOINT NEURO

Broad and Growing User Base of Leading Neurosurgery Centers

60+ Centers in the US, Canada and EU… and Growing Globally

UC San Francisco
Stanford University
Stanford Children's Hospital
UCSF Benioff Children's
San Francisco VA
USC Keck Hospital
UC San Diego
Mayo Clinic Phoenix
University of Colorado
University of Utah
Cook Children's Hospital
Texas Children's Hospital
MD Anderson Cancer Center
Houston Methodist Hospital
Univ. Kansas Medical Center
Dallas Presbyterian Hospital
Willis-Knighton
University of Oklahoma Medical Center
Cincinnati Jewish
Children's National
Banner Health Tucson

University of Wisconsin
University of Michigan
University of Minnesota
Cincinnati Children's Hospital
Ohio State University
Cleveland Clinic
Northwestern Central DuPage
Nationwide Children's

Charles River Labs *(Laval, Canada)*
Children's Mercy Hospital
CHOA Scottish Rite
Le Bonheur
INOVA Fairfax
Carilion Clinic
Hos. Univ. of Pennsylvania
UPMC

Rigshospitalet *(Copenhagen, Denmark)*
Mazowiecki Szpital Bródnowski *(Warsaw, Poland)*
Hôpital Fondation Rothschild *(Paris, France)*
Johns Hopkins University
Yale University
Boston Children's Hospital
Weill Cornell
Brigham & Women's
Massachusetts General Hospital
National Institutes of Health
Memorial Sloan-Kettering
Dartmouth-Hitchcock
Mt. Sinai West
Beth Israel Deaconess
Children's of Philadelphia
Hackensack Univ. Med. Center
University of Virginia
Children's of Alabama
Duke University
Tampa General Hospital
Mayo Clinic in Florida
Emory University

100+ Centers Expected by 2025

Biologics & Drug Delivery

Why ClearPoint?

Benefits of ClearPoint

1. Select and confirm the most accurate trajectory before insertion using live MRI Guidance
2. Identify peri-procedural safety issues live instead of after the patient is closed (i.e., hemorrhage)
3. Confirm proper target coverage with drug before closing the patient

Every Clinical Trial Patient is Crucial.
Why Take Any Chances?





Only ClearPoint combines real-time direct imaging software and hardware to allow intra-procedural adjustment by the Neurosurgeon

CLEARPOINT NEURO

1. Biologics & Drug Delivery

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy



PATIENT TREATMENT OPPORTUNITY/YEAR
200,000
100,000
10,000
5,000
1,000
500
ESTIMATED LAUNCH SEQUENCE
2022
2023
2024
2025
2026+
AADC Deficiency ~$12M1
MPS IIIA Sanfilippo Syndrome ~$5M2
Friedreich's Ataxia** ~$60M1
Angelman Syndrome** ~$72M1
Parkinson's Disease** ~$1.2B3
Glioblastoma** ~$2.4B5
Epilepsy** ~$360M4
Huntington Disease** ~$120M3
Multiple System Atrophy ~$90M7
Diffuse Intrinsic Pontine Glioma ~$20M6
Other Indications:
• Alzheimer's Disease**
• Frontotemporal Dementia
• Undisclosed CNS**
**Multiple Partner Indications

1. PTC Therapeutics Webcast at 38th Annual J.P. Morgan Healthcare Conference Jan 15, 2020, 2. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020 3. https://parkinsonsnewstoday.com/parkinsons-disease-statistics/#:~:text=An%20estimated%20seven%20to%2010,who%20are%2080%20and%20older. 4. https://www.who.int/news-room/fact-sheets/detail/epilepsy. 5. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Glioblastoma-Multiforme. 6. https://dipgregistry.org/patients-families/about-dipg/. 7. https://emedicine.medscape.com/article/1154583-overview#a6.

* Addressable market based on potential case volume for near-term programs slated to launch before 2025. Does not include long-term opportunities for Glioblastoma and Epilepsy.

CLEARPOINT NEURO

Specialized Consultation for Pharmaceutical Customers


Custom
Cannula Builds
Protocol
Consultation
Solutions for
Pre-Clinical Programs
Network of
Neurosurgeons
On-Site
Clinical Support
Data
Management

Navigation Device & Therapy

Deep Brain Stimulation

Deep brain stimulation (DBS) uses a surgically implanted medical device, similar to a cardiac pacemaker, and leads to deliver controlled electrical stimulation to precise targeted areas in the brain.



The ClearPoint® Neuro Navigation Platform is used to accurately place leads in the appropriate targeted structure. The leads are connected in a separate procedure to a neurostimulator implanted near the collarbone.

2. Neuro Navigation (DBS)

Deep Brain Stimulation

Gaining Share in a Growing Market

Boston Scientific | Medtronic | Abbott | NEUROPACE

Parkinson's Patient Population (US)

1.2M	Patients with Parkinson's disease
1M	Patients diagnosed and treated (+60K newly diagnosed/year)
240K	~24% eligible for DBS
12K	5% actual implants/year



12,000
Implants/yr

6,000 are lead implants

2019
400 implants

7% market

Total Current Addressable U.S. Market

6,000 x $12,000 / case = $72M
(Navigation & MER)

Growing 10%

2. Neuro Navigation (DBS)

Improved Navigation & Technology, New Indications Drive DBS Market Growth of 10%+ CAGR 2020-2025

New Indications in Trials	Treatment Populations	Neurosurgical Targets
Epilepsy[1]	2 million+	Multiple
Obsessive Compulsive Disorder (OCD)[2]	10 million+	Ventral internal capsule/ ventral striatum (VCVS)
Alzheimer's Disease[3]	6 million+	Fornix
Severe Depression[4]	10 million+	Multiple
Early Parkinson's[5]	2 million+	Multiple
Stroke Rehabilitation[6]	2 million+	Dentate nucleus
Insomnia[7]	1 million+	External and internal segments of the globus pallidus (GPe/Gpi)

Pilot | Phase I/II | Phase III | Commercial



1. https://www.cdc.gov/epilepsy/about/fast-facts.htm; 2. https://adaa.org/about-adaa/press-room/facts-statistics; 3. https://dshs.texas.gov/alzheimers/default.aspx; 4. https://adaa.org/about-adaa/press-room/facts-statistics; 5. https://parkinsonsnewstoday.com/parkinsons-disease-statistics/; 6. https://www.cdc.gov/stroke/facts.htm; 7. https://www.mayoclinicproceedings.org/action/showPdf?pii=S0025-6196%2819%2931034-1

ClearPoint Neuro Laser Therapy – Capturing the Entire Procedure

LITT uses laser energy to destroy unwanted cells


60°C

- Today MRI is required during LITT procedures to precisely monitor and control the temperature and thermal dose from that laser.
- ClearPoint is chosen by Neurosurgeons for the most difficult Neuro LITT cases today.
- One clinical support team and a simplified iMRI workflow will accelerate growth.
- ClearPoint has partnered with CLS and IGT to develop an optimized laser and thermometry system to capture the entire procedure.



INFLEXION™ Head Fixation Frame

ClearPoint Compatibility Kits



TRANBERG® Laser





Innovative laser fiber technology designed to optimize heat distribution, eliminate external cooling, and help reduce procedure times. FDA cleared, CE Marked for non-neuro applications.

ClearPoint Neuro Laser Therapy* – Capturing the Entire Procedure

Significant Addressable Neuro Market in Epilepsy and Tumor

Medtronic MONTERIS MEDICAL

LiTT for Epilepsy - Total Addressable Patient Population (US)

- **150K** Patients with Epilepsy
- **50K** Epileptic Patients Resistant to Medication
- **15K** Patients with Focal, Mesial Temporal Epilepsy

LiTT for Tumors - Total Addressable Patient Population (US)

- **200K** Patients with Metastatic Brain Tumors
- **61K** Patients with Benign Tumors
- **26K** Malignant Tumors
- **5K** ~% Patients with Deep, Small Eloquent Tumors


Navigation ($6,000)
$18,000 per case
Laser Applicators ($12,000)

2020
1,200
Actual LiTT Procedures Today (est) ClearPoint used in 30%

Total Current Addressable Market
20,000 x $18,000 / case = $360M
(Navigation & Laser Applicators)

Growing 20+%

CLEARPOINT NEURO

*The ClearPoint Neuro Laser Therapy solution is currently under development.

New Global Showcase Site

ClearPoint Global Training & Innovation Center – Solana Beach, CA



- Intimate training experience for surgeons and staff to perform mock procedures and provide pipeline feedback
- Showcase new technology for Pharmaceutical Drug Delivery partners
- Home for remote support specialists to reduce travel for simpler procedures


CLEARPOINT
NEURO

Innovation

Accelerated Product Pipeline and Target First Clinical Use

2020-21 | **2022** | **2023**

Navigation & Robotics


Inflexion™ Head Fixation Frame


SmartFrame Array™[1]


ClearPoint Neuro Navigation Software v. 2.1[2]


ClearPoint Maestro™ Brain Model[2]


ClearPoint Maestro™ Sub Nuclei App[2]


Robotic-Assisted Navigation[2]

Biologics & Drug Delivery


Custom Cannula Builds
Protocol Consultation
Solutions for Pre-Clinical Programs
Network of Neurosurgeons
On-Site Clinical Support
Data Management
Pre-Clinical & Clinical Support Services


Pre-Clinical Head Fixation Frame[2]


ClearPoint Maestro™ Infusion Modeling App[2]


Orchestra™ Head Fixation Frame[2]


ClearPoint Maestro™ Infusion Targeting App[2]

Therapy and Enabling Technology


5F and 7F Peel-Away Sheath Kits


Bladed Lancet


Laser Ablation System w/ ThermoGuide[2]


Biopsy Needle[2]


Micro-Electric Recording System (MER)[2]


Adeor MR-Conditional Drill[2]

CLEARPOINT NEURO

1. 510(k) cleared, pending CE Mark. Not commercially available in all countries.
2. Currently under development and not yet commercially available. Future availability cannot be guaranteed.

4 Pillar Growth Strategy by 2025

Target Indications of > 300,000 procedures per year represents Potential Addressable Market for CLPT of $2B+

4 GLOBAL SCALE
- Expand Footprint OUS
- Open WW Training / Remote Support Facility
- Launch Robotic Platform

3 NEW THERAPY DEVICES
- Launch Maestro Brain Model and Apps
- Enter Laser Ablation Market
- Build 'Smart' Biopsy Market

2 NEURO NAVIGATION
- Enter the MER Market, Expand into the Operating Room
- Participate in Trials for new DBS indications
- Achieve 'Asleep' Indication and Market Directly to Patients
- Launch surgical solution for the Utah Array Brain-Computer Interface (BCI)

1 BIOLOGICS & DRUG DELIVERY
- Accumulate Global Partners, Diverse Indications
- Expand Translational & Clinical Services
- Execute on Development Pipeline

2020 — 2025

Financials

2013 - 2021

Growth in Case Volume and Revenue



Estimated FY21 Case Volume
1,000
900
*COVID impact on Elective Procedures
163
267
380
503
629
670
801
682
2013
2014
2015
2016
2017
2018
2019
2020
2021



Estimated FY21 Revenue
$17.5
$16
Biologics and Drug Delivery
Capital and Software
Functional Neurosurgery
$ Millions
$3.6
$0.6
$0.9
$2.6
$4.6
$1.2
$1.1
$3.4
$5.7
$0.8
$1.0
$4.0
$7.4
$0.6
$1.4
$5.2
$7.4
$1.1
$0.8
$5.4
$11.2
$2.4
$1.7
$7.1
$12.8
$5.0
$1.5
$6.3
2014
2015
2016
2017
2018
2019
2020
2021

CLEARPOINT NEURO

CLPT Capabilities

Executive Summary

Unique Platform technology
enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

Pipeline of new revenue streams
from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Procedure volume has grown
33%+ CAGR from 2013-2019

Total potential addressable market
> $2B for our products and pipeline

Large, Growing installed
base in 60+ of 250+ leading Neurology clinical and research centers in U.S., Canada and Europe

A passionate team
of embedded scientists and specialists


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